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                                                                   EXHIBIT 23(c)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (File No. 333-13329) of our report dated March 4, 1996 included in American Travellers Corporation Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.




                                       /s/ ARTHUR ANDERSEN LLP
                                       -----------------------

                                       ARTHUR ANDERSEN LLP


Philadelphia, PA
October 21, 1996